UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Conolog Corporation

(Name of Registrant as Specified In Its Charter)

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CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 19, 2008

To the Shareholders of
CONOLOG CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the “Company”), a Delaware corporation, will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, on Wednesday, March 19, 2008, at 4:00 p.m., Eastern time, for the following purposes:

1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To vote on a proposal to approve the Company’s 2008 Stock Incentive Plan;

3. To ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company’s independent auditors for the fiscal year ending July 31, 2008; and

4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on February 15, 2008 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
ROBERT S. BENOU Chairman, Chief Executive Officer and Chief Financial Officer

Somerville, New Jersey
February 15, 2008

IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 19, 2008

The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the “Company”), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006 New York, New York 10006 on Wednesday March 19, 2008, at 4:00 p.m., Eastern time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To vote on a proposal to approve the Company’s 2008 Stock Incentive Plan;

3. To ratify the selection of Bagell Josephs, Levine & Co., LLC as the Company’s independent auditors for the fiscal year ending July 31, 2008; and

4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The record date with respect to this solicitation is the close of business on February 15, 2008 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about February 15, 2008.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

The number of outstanding shares of Common Stock entitled to vote at the meeting is 5,718,844, not including 220 common shares held in treasury. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

•	directors shall be elected by a plurality of the votes cast;

•	the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required:

•	to approve the Company’s 2008 Stock Incentive Plan; and

•	to approve Bagell, Josephs, Levine & Co., LLC as the Company’s auditors for the 2008 fiscal year.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ’FOR’ Proposals 1, 2, and 3 (to elect the Board’s nominees to the Board of Directors, to approve Company’s 2008 Stock Incentive Plan and to ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company’s independent auditors for the 2008 fiscal year).

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

Name	Age	Position with the Company	Director Since
Robert S. Benou	73	Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and Director	1968
Marc R. Benou	40	President, Chief Operating Officer, Secretary and Director	1995
Louis S. Massad	69	Director	1995
Edward J. Rielly	40	Director	1998
David M. Peison	40	Director	2004

Robert S. Benou has been the Company’s Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company’s President. Mr. Benou is also the Company’s Chief Financial Officer and Treasurer. Mr. Benou’s responsibilities include new product development and supervision of sales and marketing. From June 2001 until August 2005, Mr. Benou served as a member of the board of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.), a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Since December 2003 until February 2007, Mr. Benou served as a member of the board of directors of Exegenics, Inc., a publicly held company. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

Marc R. Benou has been the Company’s President and Chief Operating Officer since May 1, 2001. Mr. Benou is also the Company’s Secretary. Mr. Benou joined the Company in 1991 and is responsible for material purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the Company’s Board and has served as the Company’s assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company’s Chairman, Chief Executive Officer and Chief Financial Officer.

Louis S. Massad has been a Director of the Company since April 1995. From 2000 until 2003 Mr. Massad was the Chief Financial Officer, Vice President and a Director of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.). From 1997 to 2000, Mr. Massad was a consultant to Henry Bros. Electronics, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Manager, Business Systems, with HSBC, a financial corporation, where his responsibilities include various credit card websites. Mr. Rielly has worked for HSBC in various capacities since 2001. From March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

David M. Peison has been as a Director of the Company since October 2004. Since October 2005, Mr. Peison has been in the global markets division of HSBC Bank. From 2002 until 2005, Mr. Peison was with Deutsche Bank’s global markets division in New York City. From 1992 to 2000, Mr. Peison was in a private law practice in Florida and New York City. Mr. Peison holds an MBA from Emory University in Atlanta, GA, a Juris Doctor from The Dickinson School of Law of Pennsylvania State University and is admitted to the Florida, New York and Massachusetts Bars. Mr. Peison obtained his BA degree from Lehigh University in Bethlehem, PA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended July 31, 2007, the Board of Directors held 1 meeting and acted by written consent in lieu of a meeting on 2 occasions. All of the directors attended all of the meetings of the Board of Directors.

The Company has an Audit Committee, which consists of Messrs. Louis S. Massad, Edward J. Rielly and David M. Peison. The Company’s Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee met once during the fiscal year ended July 31, 2007 and did not take any action by written consent. The Board of Directors believes that Messrs. Massad, Peison and Reilly are independent as defined in Nasdaq Rule 4200. The Company does not have a standing compensation committee. The Board of Directors has determined that Mr. David M. Peison meets the requirements adopted by the Securities and Exchange Commission for qualification as an “Audit Committee Financial Expert”.

The Company has a Nominating Committee, which is comprised of Louis S. Massad and Edward J. Rielly. The Company’s Board of Directors has adopted a written charter for the Nominating Committee (attached hereto as Appendix B). The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board’s policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating Committee met once during the fiscal year ended July 31, 2007.

COMMUNICATING WITH OUR DIRECTORS

We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE OFFICERS

The executive officers of the Company are Robert S. Benou, Chairman, Chief Executive Officer, Chief Financial Officer and Treasurer, and Marc R. Benou, President, Chief Operating Officer and Secretary, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President—Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President—Engineering, he has led the design team in the development of the Company’s commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended July 31, 2007, 2006 and 2005. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years.

Name & Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Benou	2007	337,300	150,000	(1)	405,000	0	0	0	18,000	910,300
Chairman, Chief	2006	341,625	140,000		59,040	0	0	0	18,000	558,665
Executive Officer,	2005	323,333	125,000		85,000	0	0	0	0	533,333
Chief Financial Officer and Director
Marc Benou,	2007	173,949	100,000	(2)	405,000	0	0	0	0	678,949
President, Chief	2006	143,100	80,000	(3)	57,400	0	0	0	0	281,025
Operating Officer,	2005	111,000	60,000		80,000	0	0	0	0	251,000
Secretary and Director

*	Other compensation consisted of a car allowance.

(1)	The Company paid Robert Benou’s 2007 bonus by July 31, 2007.

(2)	The Company paid Marc Benou’s bonus by July 31, 2007.

(3)	The Company paid $60,000 of March Benou’s bonus as of July 31, 2006. The balance of $20,000 was paid in August 2006.

Outstanding equity awards at fiscal year end.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying of Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert Benou	0	0	0	0	0	0	0	0	0

Marc Benou	0	0	0	0	0	0	0	0	0

On July 9, 2002 our stockholders approved our 2002 Stock Option Plan under which up to 190,000 shares of our common stock may be granted to our employees, directors and consultants. To date, no options have been granted under this plan. The exercise price of options granted under the 2002 Stock Option Plan will be the fair market value of our common stock on the date immediately preceding the date on which the option is granted.

EMPLOYMENT AGREEMENTS

Mr. Robert Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of July 31, 2007, Mr. Benou’s annual base salary is $357,300 and increases by $20,000 on June 1st of each year. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company’s annual ’income before income tax provision’ as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as, life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

Mr. Marc Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of July 31, 2007, Mr. Benou’s base salary is $179,700 and he receives annual increases of $6,000. Mr. Benou is entitled to an annual bonus equal to 3% of the Company’s annual ’income before income tax provision’ as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment is terminated upon death or disability of the employee and employee may be terminated by the Company for cause.

COMPENSATION OF DIRECTORS

No director of the Company receives any cash compensation for his services as such, but directors may receive stock options pursuant to the Company’s stock option plan and grants of the Company’s common stock. Currently, the Company has three directors who are not employees, Messrs. Louis Massad, David Peison and Edward Rielly.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The independent members of the Company’s board of directors made all material decisions concerning executive compensation during the fiscal year ended July 31, 2007. Other than Mr. Robert Benou, who until February 2007 served as a member of the board of directors of eXegenics, Inc., no executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended July 31, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2007, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Statements of Change in Beneficial Ownership on Form 4’s for David Peison, Edward Rielly and Louis Massad were not timely filed. These Forms have since been filed.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of January 31, 2008, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using ’beneficial ownership’ concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

The applicable percentage of ownership is based on 5,718,664 shares of our Common Stock issued and outstanding as of January 31, 2008.

Name and Title	Amount and Nature of Beneficial Ownership	Percent of Class
Robert S. Benou, Chairman, CEO, CFO Treasurer and Director	314,003	5.49%
Marc R. Benou, President, COO, Secretary and Director	326,749	5.71%
Louis Massad, Director	35,000	*
Thomas Fogg, Vice President—Engineering	17,000	*
Edward J. Rielly, Director	0	*
David Peison, Director	43,333	*
All Executive Officers and Directors as a Group (6 Persons)	735,085	12.86%

*	Less than 1%

The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

PROPOSAL NO. 2
APPROVAL OF THE 2008 STOCK INCENTIVE PLAN

There is being submitted to the shareholders for approval at the Annual Meeting, the approval of the Company’s 2008 Stock Incentive Plan, a copy of which is included as Appendix C, pursuant to which the Company may grant an aggregate of 800,000 shares of the Company’s Common Stock to the Company’s officers, directors, employees and consultants. If the Company’s 2008 Stock Incentive Plan is approved by our shareholders, the Board will be authorized to, from time-to-time, issue an aggregate of 800,000 shares of the Company’s Common Stock to the Company’s officers, directors, employees and consultants. The specific number of shares of the Company’s Common Stock granted to any officer, director, employee or consultant and the specific officers, directors, employees and/or consultants granted shares will be determined by the Board. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company’s common stock. Officers, directors, employees and consultants will be required to pay the Company the sum of $.01 per share prior to the issuance of their shares. The Common Stock will be granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

We believe that stock grants play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.

Those officers, directors, employees and consultants receiving stock grants will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company’s other shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK GRANTS

Generally, the recipient of a stock grant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the recipient to suit under the ’short swing profit’ provisions of Section 16 of the Securities Exchange Act of 1934, as amended. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the Common Stock included in the restricted stock or award, the recipient will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the recipient’s tax basis for such shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE COMPANY’S 2008 STOCK INCENTIVE PLAN PURSUANT TO WHICH IT MAY GRANT AN AGGREGATE OF 800,000 SHARES OF THE COMPANY’S COMMON STOCK AS SET FORTH ABOVE.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors recommends the selection of Bagell, Josephs Levine & Company, L.L.C. (“BJL”) as independent auditors to examine the Company’s financial statements for the fiscal year ending July 31, 2008. Representatives of BJL are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFYING BAGELL, JOSEPHS LEVINE & COMPANY, L.L.C. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2008.

Audit Fees

The aggregate fees for professional services rendered by BJL for the audit of our annual financial statements for 2007 and 2006 and for the review of the Company’s financial statements included in the Company’s Form 10-QSB filed with the Securities and Exchange Commission during 2007 and 2006 were approximately $40,000 and $30,000, respectively.

Audit-Related Fees

No fees were billed by BJL for the fiscal years ended July 2007 and 2006 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees.”

Tax Fees

No fees were billed by BJL for the fiscal years ended July 2007 and 2006 for professional services rendered for tax compliance, tax advice and tax planning for the Company.

All Other Fees

No fees were billed by Bagell, Josephs, Levine & Co., LLC for professional services rendered for the fiscal years ended July 2007 and 2006, other than as stated above under the captions “Audit Fees” and “Tax Fees.” The Audit Committee is responsible for pre-approving all audit services and all non-audit services to be provided by independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2007 and 2006, none of the fees listed above were covered by the de minimus exception.

FORM 10-KSB

The Company is providing without charge to each person solicited by this proxy statement a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended July 31, 2007 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year as well as a copy of its 10-QSB for the quarter ended January 31, 2008.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 17, 2009.

EXPENSES

All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,
/s/ ROBERT S. BENOU Robert S. Benou Chairman & Chief Executive Officer

APPENDIX A

CONOLOG CORPORATION
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I. Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

2. Review and appraise the audit efforts of the Corporation’s independent accountants.

3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

•	been employed by the Corporation or its affiliates in the current or past three years;

•

accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

•	an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

•

been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation’s securities) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

•	been employed as an executive of another entity where any of the Corporation’s executives serve on that entity’s compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with Section IV.3 below.

IV. Responsibilities

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

Financial Reporting Process

7. In consultation with the independent accountants, review the integrity of the Corporation’s financial reporting process, both internal and external.

8. Consider the independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied to its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

15. Review managements’ monitoring of the Corporation’s compliance with the Corporation’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16. Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

17. Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

18. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or Board deems necessary or appropriate.

APPENDIX B

NOMINATING COMMITTEE CHARTER
of the Nominating Committee
of Conolog Corporation

This shall be the Nominating Committee Charter of Conolog Corporation (’the Company’).

I.	Purpose

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board of the Company”) is to assist the Board in discharging the Board’s responsibilities regarding:

(a) Reviewing the appropriate size, function and needs of the Board of Directors;

(b) developing the Board’s policy regarding tenure and retirement of directors;

(c) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof and

(d) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.	Membership

The Committee shall be composed of two directors, as determined by the Board, each of whom have never been employed by the Company and each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.	Duties and Responsibilities

1. (a) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i) personal and professional integrity, ethics and values;

(ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company;

(iii) experience in the Company’s industry and with relevant social policy concerns;

(iv) experience as a board member of another publicly held company;

(v) academic expertise in an area of the Company’s operations; and

(vi) practical and mature business judgment.

2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s certificate of incorporation and bylaws.

4. The Committee shall oversee the Board in the Board’s annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

5. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s security holders and procedures for submission by security holders of director nominee recommendations.

6. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

7. The Committee shall periodically report to the Board on its findings and actions.

8. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.	Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s certificate of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade.

APPENDIX C

CONOLOG CORPORATION

2008 Stock Incentive Plan

ARTICLE I.

PURPOSE AND ADOPTION OF THE PLAN

1.1. Purpose. The purpose of the Conolog Corporation 2008 Stock Incentive Plan (hereinafter referred to as the “Plan”) is to retain directors, executives, employees and selected consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making awards under the Plan thereby providing participants with a proprietary interest in the growth and performance of the Company.

1.2. Adoption and Term. The Plan has been approved by the Board of Directors (hereinafter referred to as the “Board”) of Conolog Corporation (hereinafter referred to as the “Company”), and is being submitted to the Company’s shareholders for approval. Provided that the Plan is approved by shareholders holding the required number of shares of the Company’s common stock to approve the Plan under Delaware law, it shall become effective at the time of such approval. The Plan shall remain in effect until the Plan is terminated by action of the Board or all shares of Common Stock reserved for issuance under the Plan have been granted.

ARTICLE II.

SHARES

2.1. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 800,000 shares of common stock of the Company, par value $0.01 per share (“Common Stock”).

ARTICLE III.

PARTICIPATION

3.1. Eligible Participants. Participants in the Plan shall be such directors, officers, employees and/or consultants of the Company as the Board, in its sole discretion, may designate from time to time. The Board’s issuance of Common Stock to a participant in any year shall not require the Board to designate such person to receive Common Stock in any other year. The Board shall consider such factors as it deems pertinent in selecting participants and in determining the amount of Common Stock to be issued.

ARTICLE IV.

MISCELLANEOUS

4.1 Investment Intent. All shares granted under the Plan are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Unless and until the sale and issuance of Common Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Common Stock have been registered under the Securities Act, each grant shall provide that no shares shall be sold unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person who is

C-1

to receive a grant of Common Stock pursuant to the Plan shall execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued pursuant to the Plan without registration under the Securities Act, subsequent registration of such shares shall relieve the recipient of a grant of shares of Common Stock pursuant to the Plan of any investment restrictions or representations made upon the sale of such shares.

4.2 Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) materially increase the benefits to participants, or (ii) change the class of persons eligible to receive grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any outstanding shares of Common Stock which were granted pursuant to the Plan without the written consent of the recipients of such shares. No shares of Common Stock may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any shares of Common Stock issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

4.3 Stock Splits, Stock Dividends combinations or reclassifications. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company’s Common Stock.

4.4 Withholding. The Company shall have the right to deduct applicable taxes from any grant of Common Stock an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Fair Market Value shall mean the fair market value of the of the Company’s issued and outstanding common stock s determined in good faith by the Board.

4.5 Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

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‚ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ‚

PROXY

CONOLOG CORPORATION

ANNUAL MEETING OF SHAREHOLDERS — March 19, 2008

The undersigned shareholder of Conolog Corporation (the “Company”) hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on February 15, 2008 at the Annual Meeting of Shareholders of the Company to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, at 4:00 p.m., local time, on the 19th day of March, 2008, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

‚ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ‚

PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

					Please mark boxes [*] or [X] in blue or black ink.		☒

1. Election of Directors.	FOR	WITHHOLD AUTHORITY	2.	Proposal to approve the Conolog Corporation 2008 Stock Incentive Plan.	FOR	AGAINST	ABSTAIN
(To withhold authority to vote for an individual nominee, strike through the nominee’s name below)	☐	☐			☐	☐	☐
Robert S. Benou Marc R. Benou Louis S. Massad Edward J. Rielly David S. Peison			3.	Proposal to approve the selection of Bagell, Josephs & Company, L.L.C. as the Company’s independent auditors for the fiscal year ending July 31, 2008.	FOR	AGAINST	ABSTAIN
					☐	☐	☐

			4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	FOR	AGAINST	ABSTAIN
					☐	☐	☐

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature ___________________ Print Name ___________________ Signature ___________________ Print Name ___________________ DATED: __________, 2008

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]